Exhibit 99.1

PERRY ELLIS INTERNATIONAL NAMES GEORGE FELDENKREIS EXECUTIVE

CHAIRMAN OF THE BOARD, OSCAR FELDENKREIS CEO & PRESIDENT

MIAMI, FL, APRIL 21, 2016 – Perry Ellis International, Inc., (Nasdaq: PERY), today announced that Chairman of the Board and Chief Executive Officer George Feldenkreis has been named Executive Chairman of the Board, and President & Chief Operating Officer Oscar Feldenkreis has been made the Company’s CEO & President.

The moves took place in accordance with a previously released executive leadership succession plan.

George Feldenkreis founded the Company 49 years ago and has served as Chairman of the Board and CEO since 1993. He will now play an integral role working with strategic planning, the development of mergers and acquisitions, licensing, and other growth areas where his extensive knowledge of Perry Ellis and the apparel industry will help continue creating shareholder value.

Oscar Feldenkreis has been involved in all aspects of the Company’s operations since 1980, when it was named Supreme International, Inc.

He was elected President and COO in February 1993 and elected Vice Chairman of the Board in March 2005. He’s played a key role in expanding the scope of the business beyond private-label distribution, into branded men’s and women’s apparel. Feldenkreis’ grasp of marketing, branding, sales and manufacturing have transformed Perry Ellis into an apparel industry leader.

“I congratulate Oscar on his well-deserved appointment as Perry Ellis’ Chief Executive Officer,” George Feldenkreis said. “We have worked closely since he joined Perry Ellis 35 years ago and I have observed with great pride the significant role he has played in the Company’s growth and success. I am very confident that he has the ability to drive the next era of growth and shareholder value creation.”

“Speaking on behalf of the entire board, we wish to thank George for his insightful vision and leadership over the past years, and we look forward to his continued guidance at the Board level and as Executive Chairman,” said Jane DeFlorio, Lead Director of the Board for Perry Ellis International (PEI). “Starting in 1967 with very few resources, George (a Cuban refugee) created a Company that today employs more than 1,900 people in the United States, plus 700 overseas. Also, PEI owns some of the best brands in the apparel industry and achieved revenues of nearly $1 billion annually.

“At the same time,” DeFlorio said, “I am delighted to have such an experienced and talented Chief Executive in Oscar, who will no doubt lead PEI to its next stage of growth and expansion.”

Oscar Feldenkreis observed that “I am honored to have the opportunity to serve as Perry Ellis’ next CEO, and to start this new chapter of continued success. We have made considerable progress over the past several years to drive revenues and improve profitability, and I believe there is more to be accomplished.

“Going forward, we will remain focused on continuing to meet the changing needs of our consumers, as well as on growing and building value for our shareholders by optimizing our global portfolio, driving international growth, expanding our direct-to-customer footprint and expanding profit margins,” Oscar Feldenkreis added. “I look forward to working closely with the Board, our talented management team and our more than 2,600 associates, as we continue to move the Company toward its sales and profitability goals.”

Oscar Feldenkreis is an active Industry Advisory Board Member for the Jay H. Baker Retailing Center Wharton School of the University of Pennsylvania and is involved in numerous local and national civic causes, to include sitting on the Advisory Board of My Mela and serving as President of the Friends of the Israel Defense Forces (FIDF) in South Florida.

He’s involved philanthropically with organizations such as the United Way, Temple Menorah, Young Presidents Organization (YPO/WPO) and many others. Most recently, Oscar was honored with the National Human Relations award given by the American Jewish Committee, the 2008 Entrepreneur of the Year Award from the University of Pennsylvania’s Wharton School of Business, the 2010 Achievement Award from Kids in Distressed Situations (K.I.D.S.), presented at the American Apparel and Footwear Association’s K.I.D.S. Gala, where Oscar was an honoree.

In 2012, Feldenkreis received the Father of the Year Award from Save the Children, and next month will be honored by the Ronald McDonald House of New York.

PEI is actively seeking a successor for Feldenkreis’ vacated Chief Operating Officer role.

For more information about Perry Ellis International, Inc., and the company’s portfolio of brands, please visit. www.PERY.com.

About Perry Ellis International

Perry Ellis International, Inc. is a leading designer, distributor and licensor of a broad line of high quality men’s and women’s apparel, accessories and fragrances. The Company’s collection of dress and casual shirts, golf sportswear, sweaters, dress pants, casual pants and shorts, jeans wear, active wear, dresses and men’s and women’s swimwear is available through all major levels of retail distribution. The Company, through its wholly owned subsidiaries, owns a portfolio of nationally and internationally recognized brands, including: Perry Ellis®, Original Penguin® by Munsingwear®, Laundry by Shelli Segal®, Rafaella®, Cubavera®, Ben Hogan®, Savane®, Grand Slam®, John Henry®, Manhattan®, Axist®, Jantzen® and Farah®. The Company enhances its roster of brands by licensing trademarks from third parties, including: Nike® and Jag® for swimwear, and Callaway®, PGA TOUR®, and Jack Nicklaus® for golf apparel. Additional information on the Company is available at http://www.pery.com.

Safe Harbor Statement

We caution readers that the forward-looking statements (statements which are not historical facts) in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations rather than historical facts and they are indicated by words or phrases such as “anticipate,” “believe,” “budget,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “guidance,” “indicate,” “intend,” “may,” “might,” “plan,” “possibly,” “potential,” “predict,” “probably,” “proforma,” “project,” “seek,” “should,” “target,” or “will” or the negative thereof or other variations thereon and similar words or phrases or comparable terminology. Such forward-looking statements include, but are not limited to, statements regarding Perry Ellis’ strategic operating review, growth initiatives and internal operating improvements intended to drive revenues and enhance profitability, the implementation of Perry Ellis’ profitability improvement plan and Perry Ellis’ plans to exit underperforming, low growth brands and businesses. We have based such forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, many of which are beyond our control. These factors include: general economic conditions, a significant decrease in business from or loss of any of our major customers or programs, anticipated and unanticipated trends and conditions in our industry, including the impact of recent or future retail and wholesale consolidation, recent and future economic conditions, including turmoil in the financial and credit markets, the effectiveness of our planned advertising, marketing and promotional campaigns, our ability to contain costs, disruptions in the supply chain, our future capital needs and our ability to obtain financing, our ability to protect our trademarks, our ability to integrate acquired businesses, trademarks, trade names and licenses, our ability to predict consumer preferences and changes in fashion trends and consumer acceptance of both new designs and newly introduced products, the termination or non-renewal of any material license agreements to which we are a party, changes in the costs of raw materials, labor and advertising, our ability to carry out growth strategies including expansion in international and direct-to-consumer retail markets; the effectiveness of our plans, strategies, objectives, expectations and intentions which are subject to change at any time at our discretion, potential cyber risk and technology failures which could disrupt operations or result in a data breach, the level of consumer spending for apparel and other merchandise, our ability to compete, exposure to foreign currency risk and interest rate risk, possible disruption in commercial activities due to terrorist activity and armed conflict, actions of activist investors and the cost and disruption of responding to those actions, and other factors set forth in Perry Ellis’ filings with the Securities and Exchange Commission. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including those risks and uncertainties detailed in Perry Ellis’ filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which are valid only as of the date they were made. We undertake no obligation to update or revise any forward-looking statements to reflect new information or the occurrence of unanticipated events or otherwise.

Contact:

Chief Financial Officer Anita Britt

(305) 873-1210